Exhibit 99.1

 InterDigital  Sidoti Conference | March 22, 2023

 3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  2  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Such statements include information regarding our current beliefs, plans and expectations, including, without limitation, the matters set forth below. Words such as "believe," “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” "goal," "could," "would," "should," "if," "may," "might," "future," "target," "trend," "seek to," "will continue," "predict," "likely," "in the event," variations of any such words or similar expressions contained herein are intended to identify such forward-looking statements.  Forward-looking statements are made on the basis of management’s current views and assumptions and are not guarantees of future performance. Although the forward-looking statements in this presentation reflect the good faith judgment of our management, such statements can only be based on facts and factors currently known by us. Consequently, forward-looking statements concerning our business, results of operations and financial condition are inherently subject to risks and uncertainties. We caution readers that actual results and outcomes could differ materially from those expressed in or anticipated by such forward-looking statements due to a variety of factors, including: (i)unanticipated delays, difficulties or accelerations in the execution of patent license agreements; (ii)our ability to leverage our strategic relationships and secure new patent license agreements on acceptable terms; (iii) our ability to enter into sales and/or licensing partnering arrangements for certain of our patent assets; (iv) our ability to enter into partnerships with leading inventors and research organizations and identify and acquire technology and patent portfolios that align with our roadmap; (v) our ability to commercialize our technologies and enter into customer agreements; (vi) the failure of the markets for our current or new technologies to materialize to the extent or at the rate that we expect; (vii) unexpected delays or difficulties related to the development of our technologies; (viii) changes in our interpretations of, and assumptions and calculations with respect to the impact on us of, the 2017 Tax Cuts and Jobs Act, as well as further guidance that may be issued regarding such act; (ix) risks related to the potential impact of new accounting standards on our financial position, results of operations or cash flows; (x)failure to accurately forecast the impact of our restructuring activities on our financial statements and our business; (xi) the resolution of current legal proceedings, including any awards or judgments relating to such proceedings, additional legal proceedings, changes in the schedules or costs associated with legal proceedings or adverse rulings in such proceedings; (xii)the timing and impact of potential administrative and legislative matters; (xiii) changes or inaccuracies in market projections; (xiv) our ability to obtain liquidity through debt and equity financings; (xv) the potential effects that macroeconomic uncertainty could have on our financial position, results of operations and cash flows; (xvi) changes in our business strategy; (xvii) changes or inaccuracies in our expectations with respect to royalty payments by our customers; and (xviii) risks related to our assumptions and application of relevant accounting standards.  You should carefully consider these factors as well as the risks and uncertainties outlined in greater detail in Part I, Item 1A, of our Form 10-K before making any investment decision with respect to our common stock. These factors, individually or in the aggregate, may cause our actual results to differ materially from our expected and historical results. You should understand that it is not possible to predict or identify all such factors. In addition, you should not place undue reliance on the forward-looking statements contained herein, which are made only as of the date of this presentation. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as otherwise required by law.  Industry Data  This presentation contains statistical data, estimates, and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. While we believe the industry and market data included in this presentation are reliable and are based on reasonable assumptions, these data involve many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information.  Non-GAAP Financial Measures  This document includes certain non-GAAP measures not based on generally accepted accounting principles. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP measures used by us may differ from the non-GAAP measures used by other companies. Reconciliations between GAAP and these non-GAAP measures are included in the appendix to this document.   Disclaimers

 WE INVENT THE TECHNOLOGIES   THAT MAKE LIFE   BOUNDLESS  Strong Financial Performance   Consistent revenue growth with 13% CAGR in the past 4 years. Improved Adj. EBITDA margin* from 41% to 56%. Grew EPS by 4X+  Market Opportunity  $650M+ recurring revenue opportunity in device markets (smartphones and CE, IoT & Auto). Significant growth opportunity into new markets (e.g., content and cloud services)  Strategic Execution Drives License Growth  Experienced leadership team with long industry track record. Over $1.75B of new contracts completed in past 2 years with increasing licensing momentum  Patent Portfolio Provides Competitive Advantages  One of the strongest patent portfolios in the world with > 28,000 patents and applications across wireless, video and AI technologies. Highest ranked in 5G patent quality. 90%+ of patents are home-grown  Deep Industry Knowledge and Expertise  Five decades of pioneering wireless and visual technologies innovation. Over 70 leadership positions in standard development organizations. Highest concentration of inventors in the industry  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  3  * Non-GAAP financial measure. See reconciliation to GAAP at end of presentation.

 Strong Financial Performance  2019  2020  2021  2022  -13%  Revenue  Expenses  Diluted EPS / Adj. EBITDA PS*  2019  2020  2021  2022  2019  2020  2021  2022  Adjusted EBITDA / Adj. EBITDA Margin %*  ©2023 InterDigital, Inc. All Rights Reserved.  4  2019  2020  2021  2022  +13%  * Non-GAAP financial measures. See reconciliation to GAAP at end of presentation

 Revenue Growth   Double-digit growth in both Smartphone and CE, IoT/Auto   $267M  2019  $323M  2020  $352M  2021  $353M  2022  $319M  $359M  $426M  $458M  Smartphone  CE, IoT/Auto  Other  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  5  $298M  2019  $338M  2020  $352M  2021  $404M  2022  $319M  $359M  $426M  $458M  Recurring  Catch-up  Revenue by Licensing Program  Revenue by Recurring & Catch-up  37% CAGR  10% CAGR

 Stock Performance vs Indices  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  6  Mar-22  Apr-22  May-22  Jun-22  Jul-22  Aug-22  Sep-22  Oct-22  Nov-22  Dec-22  Jan-23  Feb-23  Mar-23  InterDigital  Russell 2000 Index  NASDAQ Composite Index  As of 3/20/23  IDCC up 82% since renewing Apple at end Q3 ‘22  Currently trading at ~6.5x Adj. EBITDA Multiple*  * Adj. EBITDA is a Non-GAAP financial measure.  See reconciliation to GAAP at end of presentation

 InterDigital Business Model  We are a foundational R&D company. We share our innovation through standard process and monetize our technology through IP licensing.  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  7

 Management Team of Industry Veterans   3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  8  Joined April 21 after 25 years Qualcomm Inc., most recently as SVP Global Head of IP Legal Council   Council   Joined May 2003, CFO since May 2012.   Joined July 2022 after 25 years at Qualcomm Inc., most recently as SVP of Engineer and Head of Corporate R&D   Joined April 2018, Previously SVP of Corporate Development at Dolby Laboratories, Inc.   Liren Chen  President & Chief Executive Officer   Richard Brezski   EVP, Chief Financial Officer and Treasurer   Joined July 2020 after 13 years at Nokia, most recently as SVP and Head of IP and Litigation as well as General Council for Nokia Technologies  Eeva Hakoranta  EVP, Chief Licensing Officer  Rajesh Pankaj  EVP, Chief Technology Officer   Eric Cohen  EVP, Chief Strategy and Growth Officer

 3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  9  Revenue Targets  $500M  Per Year  $150M+  Per Year  Large Growth Opportunity  SMARTPHONES  CE, IoT/AUTO  CONTENT & CLOUD SERVICES  PORTFOLIO  RESEARCH  >28,000 PATENT ASSETS AND GROWING   MARKETS  WIRELESS RESEARCH: CELLULAR & WI-FI  VIDEO   RESEARCH  ARTIFICIAL INTELLIGENCE & MACHINE LEARNING

 3/21/2023  10  ©2023 InterDigital, Inc. All Rights Reserved.  Years As InterDigital Licensee  0  5  10  20  25  30   *  *  *  *  Apple and Samsung have been licensed since before they started shipping iPhones and Galaxies phones  Many of our largest customers have been licensed for 15 years or more  Very strong history of renewals. Once licensed, key OEMs tend to stay licensed   A History of Long-Term & New Customers  **  * No longer licensee, exited smartphones  ** Currently in binding arbitration

 Pioneering research integral to the evolution of cellular wireless and video innovation since 1972  We reinvest ~half our recurring revenue into research and portfolio development   50 Years of Research and Innovation  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  11  Over half of our employees are engineers  ~40% hold doctorate degrees, another ~50% hold other advanced degrees  ~90% are inventors  Of our Engineers…

 3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  12  Recognized Global Innovation Leader  For the 2nd year in a row, LexisNexis recognized InterDigital amongst the World’s 100 Most Innovative Businesses  Innovation Momentum 2023: The Global Top 100, “represents the world’s leading patent owners with the highest innovation momentum.”

 5G & Video Enabling Growth Across Industries   3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  13  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  13  By 2030, 5G adoption projected to boost   global GDP by $1.3 trillion1   5G mobile subscriptions to reach   5 billion in 20282    Cellular IoT expected to grow at CAGR of 12% over next   five years2  Global OTT service subscribers expected to grow to 2B by 20273   5G   Video  1 PwC report, The Global Economic Impact of 5G, 2021  2 Ericsson Mobility Report, November 2022  3 OMDIA  Metaverse, the next frontier, enabled by media technologies  Video is forecasted to increase from 70% of mobile traffic to 80% by 20282

 Wireless  Video  Implementation  DTV  Broadcast & Home Network  2017  ~19,000 Assets  2022  >28,000 Assets  Increasingly Diverse Patent Portfolio  Our patent portfolio grew >50% between 2017 & 2022 with the addition of video & DTV related technologies and continuing growth of wireless assets  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  14

 Average Competitive Impact  InterDigital Ranks Highest in Patent Quality for5G and Video Codec Patents1  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  15  Video Codec Patent Holders   5G Patent Holders  1 Patentsight Jan 2023

 Accelerating Execution  Over 20 licensing deals driving >$1.75B of contract value  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  16  September  2023  2021  2022  August  September  January  August  December  March  May  * Currently in binding arbitration  ** UK’s High Court issued decision   *  **

 Robust Return of Capital     Cash Returned to Shareholders   ~$684M since 2019  Stock Buyback    ~$500M in share repurchases since 2019   ~20% net reduction in basic share count  Dividends   ~$184M in dividends paid since 2019   Above average Nasdaq yields  $196M  2019  2020  2021  2022  $200M  YTD ’23**  $241M  $73M  $117M  $210M  Shares Repurchased  Dividends Paid   3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  17  **As of 2/23/2023

 WE INVENT THE TECHNOLOGIES   THAT MAKE LIFE   BOUNDLESS  Strong Financial Performance   Consistent revenue growth with 13% CAGR in the past 4 years. Improved Adj. EBITDA margin* from 41% to 56%. Grew EPS by 4X+  Market Opportunity  $650M+ recurring revenue opportunity in device markets (smartphones and CE, IoT & Auto). Significant growth opportunity into new markets (e.g., content and cloud services)  Strategic Execution Drives License Growth  Experienced leadership team with long industry track record. Over $1.75B of new contracts completed in past 2 years with increasing licensing momentum  Patent Portfolio Provides Competitive Advantages  One of the strongest patent portfolios in the world with > 28,000 patents and applications across wireless, video and AI technologies. Highest ranked in 5G patent quality. 90%+ of patents are home-grown  Deep Industry Knowledge and Expertise  Five decades of pioneering wireless and visual technologies innovation. Over 70 leadership positions in standard development organizations. Highest concentration of inventors in the industry  3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  18  * Non-GAAP financial measure. See reconciliation to GAAP at end of presentation

 3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  19  Appendix

 3/21/2023  ©2023 InterDigital, Inc. All Rights Reserved.  20  Adjusted EBITDA Reconciliation  1 Adjusted EBITDA, Adjusted EBITDA margin, and Adjusted EBITDA per share are supplemental non-GAAP financial measures that InterDigital believes provide investors with important insight into the company's ongoing business performance. InterDigital defines Adjusted EBITDA as net income attributable to InterDigital Inc. plus net loss attributable to non-controlling interest, income tax (provision) benefit, other income (expense) & interest expense, depreciation and amortization, share-based compensation, and other items. Other items include restructuring costs, impairment charges and other non-recurring items. Adjusted EBTDA per share is Adjusted EBITDA over weighted average number of diluted shares. Adjusted EBITDA margin is Adjusted EBITDA over total revenues. These non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. A detailed reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure is provided above.